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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported)  May 9, 1995
                                                        ---------------
                               TCA Cable TV, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Texas                   0-11478               75-1798185
       --------------            ------------        --------------------
(State or other jurisdiction      (Commission           (IRS Employer
     of incorporation            File Number)        Identification No.)


       3015 S.S.E. Loop 323, Tyler, Texas                       75701
      ------------------------------------------------------------------
       (Address of principal executive offices)              (Zip Code)


 Registrant's telephone number, including area code  (903) 595-3701
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Also on January 20, 1995, Tele-Communications of Northwest Arkansas Limited Partnership ("TCNA LP") entered into an asset purchase agreement (as amended, the "Fayetteville Agreement") with Time Warner Entertainment Company, L.P. ("Time Warner"), through its division Time Warner Cable Ventures pursuant to which TCNA LP would acquire the assets of, and assume certain liabilities related to, the operation of cable television systems (the "Fayetteville System") in and around the following cities in Arkansas: Fayetteville, Elkins, Farmington, Greenland, and unincorporated areas of Washington County (the "Fayetteville Transaction").

         TCA Cable TV, Inc. (the "Company") indirectly through various subsidiaries (i) is an 80% limited partner of TCNA LP and (ii) (A) owns a 49% limited partnership interest in the 20% general partner of TCNA LP and (B) owns 49% of the 51% general partner of the 20% general partner of TCNA LP.

         The Fayetteville Transaction was consummated on May 9, 1995.

         The assets acquired in the Fayetteville Transaction included, with certain exceptions as set forth in the Fayetteville Agreement, all of the assets and properties, real and personal, tangible and intangible, used by Time Warner in its operation of the Fayetteville System. TCNA LP intends to continue to use such assets to provide cable television services to the subscribers in the Fayetteville System. As part of the Fayetteville Transaction, Time Warner entered into a noncompetition agreement, pursuant to which Time Warner agreed, with certain specified exceptions, not to own or provide service to any cable system or other entity engaged in the use of a competing technology, broadcast television or newspaper publishing that provides services to customers within 50 miles of the location of the headend of the Fayetteville System.

         The aggregate consideration paid in the Fayetteville Transaction was approximately $39,225,000, subject to certain post closing adjustments as set forth in the Fayetteville Agreement. The acquisition consideration for the Fayetteville Transaction were determined by negotiations between the parties to the agreement.

         To the best knowledge of the Company, there is no material relationship between Time Warner and the Company, or any of its affiliates, any director or officer of the Company, or any associate of such director or officer.

         The primary sources of funds used in the Fayetteville Transaction were unsecured loans extended by NationsBank of Texas, N.A. and Texas Commerce Bank, N.A. to the Company and subsequent loans and capital contributions from subsidiaries of the Company to TCNA LP.




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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.      Description
-----------      -----------

    (a)              Financial Statements of business acquired in Fayetteville
                     Transaction.(1)

         (i)              Consolidated Balance Sheet.

         (ii)             Interim Consolidated Balance Sheet.

         (iii)            Consolidated Statement of Income.

         (iv)             Interim Consolidated Statement of Income.

         (v)              Consolidated Statement of Cash Flows.

         (vi)             Interim Consolidated Statement of Cash Flows.

    (b)              Pro forma Financial Information for Fayetteville
                     Transaction.(1)

         (i)              Pro forma Condensed Balance Sheet.

         (ii)             Pro forma Condensed Consolidated Statement of Income.

         (iii)            Pro forma Condensed Consolidated Statement of Cash
                          Flows.

    (c)          Exhibits.


    2.1 Asset Purchase Agreement, dated January 20, 1995, between Tele-Communications of Northwest Arkansas Limited Partnership and Time Warner Entertainment Company, L.P., through its division Time Warner Cable Ventures.(2)

    2.2          Letter Agreement, dated April 24, 1995, between
                 Tele-Communications of Northwest Arkansas Limited Partnership and Time Warner Entertainment Company, L.P., through its division





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                 Time Warner Cable Ventures, amending Asset Purchase
                 Agreement.(3)

    27.1         Financial Data Schedule.(1)

--------------------
    (1) It is impractical for the registrant to file such financial statements and related financial data schedule at this time. Such financial statements and related financial data schedule will be filed under cover of Form 8-K/A as soon as practicable, but not later than 60 days after the date by which this report on Form 8-K was required to be filed.

    (2) Previously filed as an exhibit to the Company's annual report on Form 10-K for the year ended October 31, 1994 and incorporated herein by reference.

    (3)          Filed herewith.





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                                   SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  TCA CABLE TV, INC.



Date:  May 24, 1995               By: /s/ JIMMIE F. TAYLOR
                                     --------------------------
                                          Jimmie F. Taylor
                                  Its: VP, CFO & Treasurer
                                      -------------------------





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                               INDEX TO EXHIBITS


Exhibit No.      Description
-----------      -----------

    2.1 Asset Purchase Agreement, dated January 20, 1995, between Tele-Communications of Northwest Arkansas Limited Partnership and Time Warner Entertainment Company, L.P., through its division Time Warner Cable Ventures.(2)

    2.2          Letter Agreement, dated April 24, 1995, between
                 Tele-Communications of Northwest Arkansas Limited Partnership and Time Warner Entertainment Company, L.P., through its division Time Warner Cable Ventures, amending Asset Purchase Agreement.(3)

    27.1         Financial Data Schedule.(1)

--------------------
    (1) It is impractical for the registrant to file such financial statements and related financial data schedule at this time. Such financial statements and related financial data schedule will be filed under cover of Form 8-K/A as soon as practicable, but not later than 60 days after the date by which this report on Form 8-K was required to be filed.


    (2) Previously filed as an exhibit to the Company's annual report on Form 10-K for the year ended October 31, 1994 and incorporated herein by reference.

    (3)          Filed herewith.





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